UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 7, 2006
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

        On Thursday, March 9, 2006, beginning at approximately 10:10 a.m., Pacific Time, Umpqua Holdings Corporation Chief Executive Officer Raymond P. Davis will participate in a panel discussion at Sandler O'Neill & Partners, L.P. 2006 West Coast Financial Services Conference at the Four Seasons Resort, Aviara, North San Diego, California. The conference can be attend in person by invitation only. A simultaneous webcast of the panel discussions will be available at no charge and can be accessed via http://www.sandleroneill.com or http://www.iian.ibeam.com/events/thom001/15074/ with registration through Sandler O'Neill. The link will also be available on Umpqua's website at http://www.umpquaholdingscorp.com. The conference will also be available via audio conference at 866-362-5158; no passcode is required.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: March 7, 2006	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary